UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                February 3, 2004
                                ________________



                          PEDIATRIX MEDICAL GROUP, INC.
              ____________________________________________________
             (Exact name of registrant as specified in its charter)



          FLORIDA                     0-26762               65-0271219
          _______                     _______               __________
(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)             File Number)        Identification No.)




                              1301 Concord Terrace
                           Sunrise, Florida 33323-2825
           __________________________________________________________
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (954) 384-0175
                                                           ______________


          (Former Name or Former Address, if Changed Since Last Report)

Item 12. Information Furnished Under Item 12 (Results of Operations and Financial Condition)

On February 3, 2004, Pediatrix Medical Group, Inc. issued a press release announcing its results of operations for the three months and 12 months ended December 31, 2003 and expanding previously-issued 2004 earnings guidance to include a breakdown of earnings per share by quarter, as well as estimated cash flow from operations for 2004. The press release is attached as an exhibit hereto and is incorporated herein by reference.

(c).     Exhibits

99.1     Press Release of Pediatrix Medical Group, Inc., dated February 3, 2004.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             PEDIATRIX MEDICAL GROUP, INC.


Date:  February 3, 2003                      By:  /s/ Karl B. Wagner
                                                  ______________________________
                                                      Karl B. Wagner
                                                      Chief Financial Officer

                                  EXHIBIT INDEX
                                  _____________




EXHIBIT NO.              DESCRIPTION
___________              ___________

99.1                     Press Release dated February 3, 2004.